Morgan Stanley Institutional Fund Trust -
Corporate Bond Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Metropolitan Life Global
Funding 2.000% due 4/14/2020
Purchase/Trade Date:	  4/7/2015
Offering Price of Shares: $99.561
Total Amount of Offering:  $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: .027
Percentage of Fund's Total Assets: .53
Brokers:  Merrill Lynch, Pierce, Fenner &
Smith, Inc., Barclays Capital Inc., Citigroup
Global Markets Inc., Deutsche Bank Securities
Inc., J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Blaylock Beal Van, Drexel
Hamilton, Mischler Financial Group, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Massachusetts Mutual
Life Insurance 4.500% due 4/15/2065
Purchase/Trade Date:	  4/8/2015
Offering Price of Shares: $98.184
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .010
Percentage of Fund's Total Assets: .13
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  AT&T Inc. 4.750% due
5/15/2046
Purchase/Trade Date:	  4/23/2015
Offering Price of Shares: $99.644
Total Amount of Offering:  $3,500,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: .000
Percentage of Fund's Total Assets: .03
Brokers:  Barclays Capital Inc., Citigroup
Global Markets Inc., J.P. Morgan Securities
LLC, RBC Capital Markets, LLC, Mizuho
Securities USA Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., BNP Paribas Securities
Corp., Morgan Stanley & Co. LLC, Credit
Suisse Securities (USA) LLC, US Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Deutsche Bank Securities Inc., Goldman, Sachs
& Co., UBS Securities LLC, Santander
Investment Securities Inc., TD Securities (USA)
LLC, C.L. King & Associates, Inc., Comerica
Securities, Inc., Loop Capital Markets LLC,
Siebert Brandford Shank & Co., LLC,
CastleOak Securities, LP, Samuel A. Ramirez &
Company, Inc., The Williams Capital Group, LP
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Abbvie Inc. 3.600% due
5/14/2025
Purchase/Trade Date:	  5/5/2015
Offering Price of Shares: $99.825
Total Amount of Offering:  $3,750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .001
Percentage of Fund's Total Assets: .14
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., BNP Paribas Securities Corp.,
HSBC Securities (USA) Inc., SG Americas
Securities, LLC, Credit Suisse Securities (USA)
LLC, Mizuho Securities USA Inc., Santander
Investment Securities Inc., Standard Chartered
Bank, The Williams Capital Group, LP , DNB
Markets Inc., Lloyds Securities Inc., RBC
Capital Markets, LLC, Merrill Lynch, Pierce,
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Mitsubishi UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc., Wells Fargo
Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Marathon Oil Corp
2.700% due 6/1/2020
Purchase/Trade Date:	  6/1/2015
Offering Price of Shares: $99.783
Total Amount of Offering:  $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: .033
Percentage of Fund's Total Assets: 0.55
Brokers:  J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Citigroup Global Markets
Inc., Mizuho Securities USA Inc., Scotia Capital
(USA) Inc., DNB Markets, Inc., Goldman,
Sachs & Co., HSBC Securities (USA) Inc.,
Mitsubishi UFJ Securities (USA), Inc., PNC
Capital Markets LLC, RBC Capital Markets,
LLC, SG Americas Securities, LLC, U.S.
Bancorp Investments, Inc., BNY Mellon Capital
Markets, LLC, Lloyds Securities Inc., Loop
Capital Markets LLC, SMBC Nikko Securities
America, Inc., Standard Chartered Bank, Fifth
Third Securities, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Embraer Netherlands BV
5.050% due 6/15/2025
Purchase/Trade Date:	  6/8/2015
Offering Price of Shares: $99.682
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .005
Percentage of Fund's Total Assets: .14
Brokers:  Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Entergy Corp. 4.000%
due 7/15/2022
Purchase/Trade Date:	  6/25/2015
Offering Price of Shares: $99.859
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:
0.008
Percentage of Fund's Total Assets: 0.14
Brokers:  Barclays Capital Inc., BNP Paribas
Securities Corp., Mizuho Securities USA Inc.,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., J.P. Morgan Securities
LLC, Citigroup Global Markets Inc., KeyBank
Capital Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  General Motors Financial
Co. Inc. 4.300% due 7/13/2025
Purchase/Trade Date:	 7/8/2015
Offering Price of Shares: $99.863
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: .004
Percentage of Fund's Total Assets: .08
Brokers:  Barclays, BNP Paribas,
Commerzbank, Mizuho Securities, Morgan
Stanley, Bradesco BBI, BB Securities, BMO
Capital Markets, Blaylock Beal Van LLC, Loop
Capital Markets, Ramirez & Co. Inc.
Purchased from: Barclays
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  United Health Group Inc.
3.750% due 7/15/2025
Purchase/Trade Date:	 7/20/2015
Offering Price of Shares: $99.729
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .004
Percentage of Fund's Total Assets: .21
Brokers:  J.P. Morgan, Barclays, Bofa Merrill
Lynch, Citigroup, Morgan Stanley, UBS
Investment Bank, BNY Mellon Capital Markets
LLC, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs & Co., US Bancorp, Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  ABN Amro Bank NV
4.750% due 7/28/2025
Purchase/Trade Date:	 7/21/2015
Offering Price of Shares: $99.732
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: .013
Percentage of Fund's Total Assets: .56
Brokers:  Citigroup Global Markets Inc.,
Goldman Sachs & Co., J.P. Morgan Securities
LLC, Merrill Lynch Pierce Fenner & Smith Inc.,
Morgan Stanley & Co LLC, ABN AMRO Bank
N.V.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Celgene Corp. 3.875%
due 8/15/2015
Purchase/Trade Date:	 8/3/2015
Offering Price of Shares: $99.034
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: .004
Percentage of Fund's Total Assets: .29
Brokers:  J.P. Morgan, Bofa Merrill Lynch,
Citigroup, Deutsche Bank Securities, Barclays,
Credit Suisse, Goldman Sachs & Co., Morgan
Stanley, HSBC, MUFG, Standard Charter Bank,
PNC Capital Markets LLC, US Bancorp
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Automatic Data
Processing Inc. 3.375% due 9/15/2025
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.891
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .005
Percentage of Fund's Total Assets: .15
Brokers:  Bofa Merrill Lynch, Citigroup,
Morgan Stanley, Wells Fargo Securities,
Barclays, Deutsche Bank Securities, MUFG,
BMO Capital Markets, Mizuho Securities, PNC
Capital Markets LLC, RBC Capital Markets,
Lloyds Securities, Societe Generale, The
Williams Capital Group, L.P., BNY Mellon
Capital Markets LLC, KeyBanc Capital
Markets, SunTrust Robinson Humphrey, BB&T
Capital Markets, Scotiabank, TD Securities,
UMB Financial Services Inc., RBS
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Home Depot 3.350% due
9/15/2015
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.857
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: .003
Percentage of Fund's Total Assets: .07
Brokers:  Bofa Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan, Morgan Stanley,
Barclays, BNY Mellon Capital Markets LLC,
Citigroup, Credit Suisse, Fifth Third Securities,
Goldman Sachs & Co., Mizuho Securities, RBC
Capital Markets, SunTrust Robinson Humphrey,
TD Securities, The Williams Capital Group, LP,
US Bancorp, Wells Fargo Securities, Lebenthal
Capital Markets
Purchased from:
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Gilead Sciences Inc.
3.650% due 3/1/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.596
Total Amount of Offering: $2,750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .003
Percentage of Fund's Total Assets: .22
Brokers:  Bofa Merrill Lynch, J.P. Morgan,
Goldman Sachs Co., Barclays, RBC Capital
Markets, MUFG, SMBC Nikko, US Bancorp,
The Williams Capital Group, Evercore ISI
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.



Securities Purchased:  Tyco International
Finance SA 3.900% due 2/14/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.284
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .007
Percentage of Fund's Total Assets: .15
Brokers:  Deutsche Bank Securities, Goldman
Sachs & Co., Morgan Stanley, BBVA, BNP
Paribas, BNY Mellon Capital Markets,
Citigroup, J.P. Morgan, BofA Merrill Lynch,
The Williams Capital Group L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Biogen IDEC Inc.
4.050% due 9/15/2025
Purchase/Trade Date:	9/10/2015
Offering Price of Shares: $99.764
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .004
Percentage of Fund's Total Assets: .22
Brokers:  Goldman Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, Morgan
Stanley, Credit Suisse, J.P. Morgan, MUFG,
HSBC, Mizuho Securities, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Hewlett Packard
Enterprise Co. 4.900% due 10/15/2015
Purchase/Trade Date:	 9/30/2015
Offering Price of Shares: $99.725
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: .005
Percentage of Fund's Total Assets: .36
Brokers:  Citigroup, Goldman Sachs & Co., J.P.
Morgan, BofA Merrill Lynch, Deutsche Bank
Securities, BNP Paribas, Mizuho Securities,
ANZ Securities, Barclays, Credit Suisse, ING,
Morgan Stanley, RBC Capital Markets, Societe
Generale, Wells Fargo Securities, Credit
Agricole CIB, KeyBanc Capital Markets,
Santander, Standard Chartered Bank, US
Bancorp, Blaylock Beal Van LLC, Loop Capital
Markets, MFR Securities Inc., Ramirez & Co
Inc., The Williams Capital Group
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.